PACE® Select Advisors Trust

Prospectus Supplement | April 9, 2020

Supplement to the standalone prospectus relating to Class P shares (the "Prospectus"), dated November 27, 2019.

Includes:

•  UBS Government Money Market Investments Fund (formerly, PACE® Government Money Market Investments)

Dear Investor,

The purpose of this supplement is to update certain information for UBS Government Money Market Investments Fund, a series of PACE Select Advisors Trust.

Effective immediately, the Prospectus is hereby revised as follows:

The section captioned "More information about the fund" and sub-captioned "Additional information about principal risks" beginning on page 7 of the Prospectus is revised by replacing the "Market risk" risk factor in its entirety with the following:

Market Risk. The risk that the market value of the fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1055

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